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                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 30, 2001 relating to the consolidated financial statements of Genencor International, Inc., which appears in Genencor International Inc.'s Form 10-K for the year ended December 31,
2000.



/s/ PricewaterhouseCoopers LLP



Rochester, New York
March 30, 2001